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                                                            EXHIBIT (j)(2)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 25, 2001, relating to the financial statements and financial highlights of Pilgrim High Yield Fund II (to be known as ING High Yield Opportunity Fund), Pilgrim Strategic Income Fund (to be known as ING Strategic Income Fund) and Pilgrim Money Market Fund (to be known as ING Money Market Fund), three of the portfolios constituting Pilgrim Mutual Funds (to be known as ING Mutual Funds), which appears in the March 31, 2001 Annual Report to Shareholders of Pilgrim Mutual Funds, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




/S/PricewaterhouseCoopers LLP

Denver, Colorado
February 25, 2002
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 14, 2001, relating to the financial statements and financial highlights of Pilgrim International Core Growth Fund (to be known as ING International Core Growth Fund), Pilgrim Worldwide Growth Fund (to be known as ING Worldwide Growth Fund), Pilgrim International SmallCap Growth Fund (to be known as ING International SmallCap Growth Fund) and Pilgrim Emerging Countries Fund (to be known as ING Emerging Countries Fund), four of the portfolios constituting Pilgrim Mutual Funds (to be known as ING Mutual Funds), which appears in the October 31, 2001 Annual Report to Shareholders of Pilgrim Mutual Funds, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




/S/PricewaterhouseCoopers LLP

Denver, Colorado
February 25, 2002